EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 28, 2004, with respect to the consolidated financial statements of IPSCO Inc. incorporated by reference in its Annual Report (Form 40-F) for the year ended December 31, 2003 and Registration Statement on Form S-8 (File No. 333-11732) filed with the Securities and Exchange Commission.



/s/ Ernst & Young LLP

Chicago, Illinois
March 26, 2004